SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 6, 1999

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

         Bermuda                       000-23481              Not Applicable
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
      Incorporation)                                         Identification No.)

          16 Church Street                                     Not Applicable
       Hamilton HM11, Bermuda                                    (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 5. OTHER EVENTS.

     In a news release dated October 6, 1999, ESG Re Limited (NASDAQ: ESREF) announced the completion of its stock repurchase program previously announced on May 12, 1999. ESG's Board of Directors has also authorized the occasional repurchase of up to an additional 1,000,000 shares. The company expects to act on this new authorization primarily after third quarter financial results are announced on November 11, 1999.

     ITEM 7. EXHIBITS.

     Exhibit 99    News Release dated October 6, 1999 is attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 1999

                                              ESG RE LIMITED


                                              By: /s/ Margaret L. Webster
                                                  ------------------------------
                                                      Margaret L. Webster
                                                      General Counsel